UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 08, 2024

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2024, Laura Pitlik provided notice to Arcadia Biosciences, Inc. (“Arcadia”) of her resignation as Arcadia’s chief marketing officer, effective as of March 1, 2023 (the “Separation Date”). On February 13, 2024, Arcadia and Ms. Pitlik entered into a Separation Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, in consideration for Ms. Pitlik entering into and not revoking the Separation Agreement, Arcadia agreed to pay Ms. Pitlik a cash severance payment equal to $62,500, less applicable withholdings, taxes and other lawful deductions, payable in a lump sum after the Separation Date and after the expiration of the applicable revocation period (or otherwise as provided in the Separation Agreement). Subject to certain exceptions and limitations, the Separation Agreement includes a general release of claims by Ms. Pitlik and customary confidentiality and non-disparagement provisions.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement filed as an exhibit to this Report and incorporated herein by reference.

On February 8, 2024, Arcadia’s Board of Directors approved retention bonuses of $87,500 for Stanley Jacot, Jr., Arcadia’s chief executive officer, and $65,000 for Thomas J. Schaefer, Arcadia’s chief financial officer. In order for either of these executive officers to be eligible for a retention bonus, such executive officer must remain employed by Arcadia in good standing until the earlier to occur of (i) a Change in Control of Arcadia and (ii) December 31, 2024. For purposes of these retention bonuses, the term “Change in Control” has the same meaning as the term “Change in Control” under the Severance and Change of Control Agreement, dated February 2, 2022, between Arcadia and Mr. Jacot (the “CIC Agreement”). The CIC Agreement was attached as Exhibit 10.1 to a Current Report on Form 8-K that Arcadia filed on February 7, 2022 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Separation Agreement for Laura Pitlik
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Represents a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	February 14, 2024	By:	/s/ THOMAS J. SCHAEFER
Thomas J. Schaefer, Chief Financial Officer